                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  April  8, 2002
                                                  ------------------------------

                        ASSET BACKED FUNDING CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

         Delaware                  333-32857-06              75-2533468
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(State or Other Jurisdiction       (Commission             (I.R.S. Employer
      of Incorporation)            File Number)           Identification No.)

100 North Tryon Street, Charlotte, North Carolina               28255
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(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code       (704) 386-2400
                                                   -----------------------------


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Change Since Last Report:)



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Item 5.           Other Events

         On or about March 28, 2002, the Registrant caused the issuance and sale of its Mortgage Loan Asset Backed Certificates, Series 2002-WF1, consisting of Class A, Class AIO (the "Senior Certificates"), Class M-1, Class M-2, Class M-3 (the "Mezzanine Certificates") and Class B Certificates (collectively, with the Mezzanine Certificates the "Subordinate Certificates") (the Senior Certificates, collectively with the Subordinate Certificates, are referred to herein as the "Offered Certificates") pursuant to a Pooling and Servicing Agreement dated as of March 1, 2002, among the Registrant, as depositor, Wells Fargo Home Mortgage, Inc., as servicer, Wells Fargo Bank Minnesota, National Association, as securities adminstrator and First Union National Bank, as trustee.

                  Capitalized terms used but not defined herein have the meaning assigned in the Pooling and Servicing Agreement.



Item 7.           Financial Statements and Exhibits

         (c)      Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                Description
-----------                -----------

         (1.1) Underwriting Agreement, dated as of March 15, 2002 between Asset Backed Funding Corporation, Banc of America Securities LLC Wells Fargo Brokerage Services, LLC and Countrywide Securities Corporation

         (4.1) Pooling and Servicing Agreement, dated as of March 1, 2002, by and among Asset Backed Funding Corporation, Wells Fargo Home Mortgage, Inc., Wells Fargo Bank Minnesota, N.A., and First Union National Bank. (including exhibits)

         (5.1)             Legality Opinion of Hunton & Williams.

         (8.1)             Tax Opinion of Hunton & Williams.

        (24.1) Consent of Hunton & Williams (included as part of Exhibits 5.1 and 8.1).


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            ASSET BACKED FUNDING
                                            CORPORATION

                                            By:      /s/ Kirk B. Meyers
                                               ---------------------------------
                                            Name:  Kirk B. Meyers
                                            Title: Vice President

Date:  April 8, 2002


                        ASSET BACKED FUNDING CORPORATION

                                  EXHIBIT INDEX


Exhibit No.                           Exhibit Description                      Paper (P) or Electronic (E)
-----------                           -------------------                      ---------------------------
    1.1              Underwriting Agreement, dated as of March 15, 2002                     E
                     between Asset Backed Funding Corporation, Banc of
                     America Securities LLC Wells Fargo Brokerage
                     Services, LLC and Countrywide Securities Corporation

    4.1              Pooling and Servicing Agreement, dated as of March 1,                  E
                     2002, by and among Asset Backed Funding Corporation,
                     Wells Fargo Home Mortgage, Inc., Wells Fargo Bank
                     Minnesota, N.A., and First Union National Bank.
                     (including exhibits)

    5.1              Legality Opinion of Hunton & Williams.                                 E

    8.1              Tax Opinion of Hunton & Williams.                                      E

   24.1              Consent of Hunton & Williams (included as part of                      E
                     Exhibits 5.1 and 8.1).